Exhibit 99.1

Highly Focused, Low Risk, High Growth Bank Holding Company
Investor Presentation
May 2014
NASDAQ: CUBI

This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,”
“may,” “will,” “should,” “plan,” “intend,” “on condition,” “target,”  “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct.
Important factors to consider and evaluate in such forward-looking statements include:
▪availability and adequacy of cash flow to meet our debt service requirements under the notes;
▪changes in competitive and market factors might affect our results or operations;
▪changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital proposals;
▪changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
▪our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
▪the timing and results of acquisitions or investment transactions;
▪our failure to complete any or all of the transactions described herein on the terms currently contemplated;
▪local, regional, national, and international economic conditions and events and the impact they may have on us and our customers, including our operations and investments, both in the United States and contemplated in India;
▪targeted or estimated returns on assets and equity, growth rates and future asset levels;
▪our ability to attract deposits and other sources of liquidity and capital;
▪changes in the financial performance and/or condition of our borrowers, and issuers of securities we hold;
▪changes in the level of non-performing and classified assets and charge-offs;
▪changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness;
▪changes in our capital structure resulting from future capital offerings or acquisitions;
▪inflation, interest rate, securities market and monetary and foreign currency fluctuations, both in the United States, and internationally, especially in India due to our pending strategic investment
▪the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers;
▪timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
▪changes in consumer spending, borrowing and saving habits;
▪technological changes;
▪our ability to grow, increase market share and control expenses, and maintain sufficient liquidity;
Forward Looking Statements

▪ timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
▪ volatility in the credit and equity markets and its effect on the general economy;
▪ the potential for customer fraud, especially in our mortgage warehouse lending business;
▪ effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
▪ the businesses of the Bank and any acquisition targets, merger partners or strategic investments, and their subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
▪ our ability to integrate currently contemplated and future acquisition targets and investments may be unsuccessful, or may be more difficult, time-consuming or costly than expected;
▪ material differences in the actual financial results of merger, acquisition, and investment activities compared with expectations;
▪ investments in new markets, domestic or foreign, where we have little or no experience;
▪ the levels of activity and revenue from referrals from contractual or investment arrangements; and
▪ the liquidity and values of our strategic investments, including foreign strategic investments in India.
      These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results and cash flows will meet our expectations or will not be materially lower than the results, cash flows, or financial condition contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.
      This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time.
 If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.
      Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities. No offer to purchase securities of the Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United
 States before they can invest in the Company.
Forwarding Looking Statements cont.

Investment Proposition
▪ ~$5.0 billion asset bank
▪ Well capitalized at 11% + total risk based capital and 9% + tier 1 leverage
▪ Target market from Boston to Washington D.C. along interstate 95
▪ ROA goal of 1% + and ROE of 12% + within 3-5 years
▪ 3.00% net interest margin goal; Targeting efficiency ratio in the 40’s
▪ 97% compounded annual growth in loans since 2009
▪ DDA and total deposits compounded annual growth of 115% and 78% respectively since 2009
▪ 300% compounded annual growth in core earnings since 2011
▪ No charge-offs on loans originated after 2009
▪ 0.32% non-performing assets (non-FDIC covered loans)
▪ Total reserves to non-performing loans of 165.4%
Strong, High Growth, Low Risk, Branch Lite Bank in Attractive Markets
Profitability
Strong Credit Quality
* Includes mortgage warehouse

Investment Proposition
▪ Over half of the loan portfolio will re-price within one year
▪ 40% of loans have an average life of 3.8 years
▪ ~ 20% of deposits are non-interest bearing
▪ Extending liabilities at this time
▪ $150 million in forward starting swaps
▪ Current share price ($21.85) is 13.0x estimated 2014 earnings, and 11.1x estimated 2015 earnings
▪ Price/tangible book estimated at 1.3x and 1.2x for 2014 and 2015 respectively
Low Interest Rate Risk
Valuation
* Includes mortgage warehouse

Customers Bancorp, Inc.

Phase I Acquired Bank Platform	Phase II Built Strong Foundation	Phase III Leveraging Infrastructure	Phase IV Innovation & Execution

Execution Timeline
▪ We invested in and
 took control of a $270
 million asset
 Customers Bank (FKA
 New Century Bank)
▪ Identified existing
 credit problems,
 adequately reserved
 and recapitalized the
 bank
▪ Actively worked out
 very extensive loan
 problems
▪ Recruited experienced
 management team
▪ Enhanced credit and risk
 management
▪ Developed infrastructure
 for organic growth
▪ Built out warehouse
 lending platform and
 doubled deposit and loan
 portfolio
▪ Completed 3 small
 acquisitions:
 – ISN Bank (FDIC-
 assisted) ~ $70 mm
 – USA Bank (FDIC-
 assisted) ~ $170 mm
 – Berkshire Bancorp
 (Whole bank) ~ $85
 mm
▪ Recruited proven lending
 teams
▪ Built out Commercial and
 Multi-family lending
 platforms
▪ De Novo expansion;4-6
 sales offices or teams
 added each year
▪ Continue to show strong
 loan and deposit growth
▪ Built a “branch lite” high
 growth Community Bank
 and model for future
 growth
▪ Goals to ~12%+ ROE;
 ~1% ROA
2009
Assets: $350M
Equity: $22M
2010-2011
Assets: $2.1B
Equity: $148M
2012-2013
Assets: ~$4.2B
Equity: ~$400M
1Q 2014
Assets: ~$5.0B
Equity: ~$401M
▪ Single Point of Contact
 Private Banking model
 executed - commercial
 focus
▪ Introduce bankmobile -
 banking of the future
 for consumers
▪ Continue to show
 strong loan and
 deposit growth
▪ ~12%+ ROE; ~1%
 ROA
▪ ~$6 billion asset bank
 by end of 2014
▪ ~$9 billion asset bank
 by end of 2019

What Customers Bank Stands For
Vision ( our dream)
“We want to build a highly successful bank that makes our customers say “WOW”
Mission (the path)
“We achieve our Visions by taking pride in delivering”:
•Absolutely memorable service to our customers
•High-touch personal or private banking supported by high-tech for all our customers
•Concierge Banking by meeting our customers 7 days a week - wherever and whenever
•Helping our customers succeed
Critical Success Factors (what we consider most important in running a strong bank)
“We will never deviate from the following five critical success factors”:
•We will always put our customers first and execute that strategy by having the best people on our team
•Always attempt to maintain the highest quality loans and investments on our books
•Have best systems, practices and team in place to manage all risks we encounter as we run a profitable bank
•Strive to grow our revenues 2X create than expenses
•Maintain strong capital levels

Disciplined Model for Increasing Shareholder Value
▪ Strong organic revenue growth + scalable infrastructure =
 sustainable double digit EPS growth
▪ A clear and simple risk management driven business strategy
▪ Build tangible book value per share each quarter via earnings
▪ Any book value dilution from any acquisitions must be overcome within 1-2 years
▪ Superior execution through proven management team
Disciplined Model for Superior Shareholder Value Creation

Banking Strategy
Consumer Banking Strategy
 • Principal focus is getting deposits in a highly efficient and unique model
 • Introduce Bank Mobile and Prepaid business for Gen Y
 and under-banked; strategic partnerships for credit
 services
Business Banking Strategy
 • Loan and deposit business through these segments:
 • Banking Privately Held Businesses
 • Banking High Net Worth Families
 • Banking Mortgage Companies

Consumer Deposit Strategy - High Touch, High Tech
 ▪ Organic deposit growth goals of 20%+ a year from consumers
 ▪ Implementation of
 technology suite
 allows for unique
 product offerings:
 ▪ Remote account
 opening &
 deposit capture
 ▪ Internet/mobile
 banking
 ▪ Free ATM
 deployment in
 U.S.
Cost of Funds + Branch Operating Expense - Fees = ALL-IN-Cost < Competitors
Goal: All-in cost less than competitors funding cost over the long-term

 Technology
 ▪ Low cost banking
 model allows for
 more pricing
 flexibility
 ▪ Significantly lower
 overhead costs vs. a
 traditional branch
 ▪ Pricing/profitability
 measured across
 relationship
 Pricing
 ▪ Experienced
 bankers who own a
 portfolio of
 customers
 ▪ Customer
 acquisition &
 retention strongly
 incentivized
 ▪ Takes banker to the
 customer’s home or
 office, 12 hours a
 day, 7 days a week
 ▪ Appointment
 banking approach
 ▪ Customer access to
 private bankers
 ▪ “Virtual Branches”
 out of sales offices
 Sales Force
 Concierge Banking

Customers Bancorp, Inc.

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR: 78%
$29
$83
$201
$88
$389
$769
$151
$719
$713
$257
$1,004
$1,180
$536
$1,298
$1,125
$694
$1,617
1,295
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14
CD's
Money Market & Savings
DDA

Average DDA Growth ($mm)

$750
$600
$450
$300
$150
$0
CAGR: 115%
$10
$18
$15
$77
$34
$124
$42
$251
$57
$500
$57
$662
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14
Non Interest Bearing DDA
Interest Bearing DDA

2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
CAGR: -24%
2.10%
1.71%
1.19%
0.87%
0.70%
0.64%
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14

Source: Company data.

Total Deposits per Branch ($mm)

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
CAGR: 45%
$35
$97
$112
$129
$152
$173
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14

Deposits: Organic Growth With Controlled Costs
Total Deposit Growth ($mm)
Cost of Deposits
Customers strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

Customers Bancorp, Inc.

Commercial Loan Segment Mix as of March 2014

Banking for Mortgage Companies (3) 20%
Banking Privately Held Co's (1) 23%
Banking High Net Worth Families (2) 57%

<u>High Growth with Strong Credit Quality</u>

- Centralized credit committee approval for all loans
- Loans are stress tested for higher rates and a slower economy
- No losses on loans originated since new management team took over
- 96% compounded annual growth rate on total loans

Loan Product Mix as of March 2014

Consumer & Residential 14%
Warehouse loans 17%
Non-Owner Occupied CRE 11%
Commercial C&I & Owner Occupied CRE 20%
Multi Family loans 38%

Customers Bank Advantage
All Consumer
Products
All Business
Products
All Non-Credit
Products
Client
Makes
One Call
Client
Private /
Personal
Bankers
Concierge
Bankers
Loan Portfolio Mix ($mm)
(1) Includes C&I and owner occupied CRE loans
(2) Includes Non-owner occupied CRE & Multi Family loans
(3) Includes Mortgage Warehouse loans & purchased
 adjustable rate mortgage loans
Single Point of Contact
High Touch / High Tech
 ▪Creation of solid foundation for future
 earnings

Customers Bancorp, Inc.

1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
$444.8
$557.3
$701.8
$1,021.3
$1,074.8
$164.5
$489.9
2010
2011
2012
2013
Q1 2014
Loans
Deposits

Business Banking Strategy
 Small Business
 ▪Target companies with less than $5.0 million
 annual revenue
 ▪Principally SBA loans originated by small
 business relationship managers or branch
 network
 ▪Current focus PA & NJ markets
 Private & Commercial
 ▪Target companies with up to $100 million
 annual revenues
 ▪Very experienced teams
 ▪Single point of contact
 ▪NE, NY, PA & NJ markets
 Banking Privately Held Business
 Loan and Deposit Growth ($B)

Customers Bancorp, Inc.

2,000.0
1,500.0
1,000.0
500.0
-
$1,867.4
$1,295.5
$38.4
$90.7
2010
2011
2012
2013
Q1 2014
Loans
Deposits

Business Banking Strategy
 Banking High Net Worth Families
 Loan and Deposit Growth ($mm)
 ▪ Focus on families that have income
 producing real estate in their portfolios
 ▪ Private banking approach
 ▪ Multi Family and non owner occupied
 income CRE loan products
 ▪ Focus Markets: New York & Philadelphia
 MSAs
 ▪ Average Loan Size: $4.0 - $7.0 million
 ▪ Remote banking for deposits and other
 relationship based loans
 ▪ 342% compounded annual growth rate since
 2011
 ▪ Portfolio grown organically from a start up
 with very experienced teams hired in the
 past 3 years
 ▪ Strong credit quality niche
 ▪ Interest rate risk managed actively

Customers Bancorp, Inc.

1,500.0
1,300.0
1,100.0
900.0
700.0
500.0
300.0
100.0
(100.0)
$386.1
$30.3
$794.3
$46.4
$1,449.5
$113.1
$745.4
$80.8
$955.2
$76.7
2010
2011
2012
2013
Q1 2014
Warehouse Loans
Deposits
Purchased Residential Loans

14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
$5.6
$7.0
2010
2011
2012
2013
Q1 2014

Business Banking Strategy
 ▪Private banking focused on mortgage
 companies with $5 to $10 million equity
 ▪Lower interest rate and credit risk line of
 business
 ▪~75 strong warehouse clients
 ▪All warehouse loans classified as held for
 sale
 ▪All deposits are non-interest bearing DDA’s
 ▪Balances not expected to be materially
 higher in 2014
 ▪Loan balances below 2011 levels but fees
 and deposits remain strong
 ▪Selected lending against servicing portfolios
 introduced in 2014
 ▪Opportunistic purchases of variable rate
 mortgage loans
 Banking Mortgage Companies
 Loan and Deposit Growth ($B)
 Annual Fee Income ($mm)

Customers Bancorp, Inc.

Core Revenue ($mm)

CAGR: 98%
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$8.2
$23.6
$47.5
$92.0
$125.3
Q4 $34.3
Q3 $31.9
Q2 $31.7
Q1 $27.4
Q1 $34.3
2009
2010
2011
2012
2013
YTD 2014

Net Interest Income ($mm)

CAGR: 95%
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$7.2
$19.4
$38.8
$71.8
$103.2
Q4 $27.7
Q3 $27.0
Q2 $26.0
Q1 $22.5
Q1 $29.5
2009
2010
2011
2012
2013
YTD 2014

CAGR: 300% from 2011
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
($15.0)
($13.5)
($10.8)
$2.0
$17.9
$31.9
Q4 $8.2
Q3 $8.3
Q2 $8.2
Q1 $7.2
Q1 $8.3
2009
2010
2011
2012
2013
YTD 2014

(1)Core income, on a diluted per-share basis is net income before extraordinary items, less the after-tax portion of income from investment gains and nonrecurring items. CAGR calculated from Dec-11 to Mar-13.

These Deposit and Lending Strategies Results in Disciplined & Profitable Growth
Core Net Income (1)
Source: SNL Financial and Company data.
• Strategy execution has produced superior growth in revenues and earnings

Customers Bancorp, Inc.

CAGR: 15%
$17.00
$15.00
$13.00
$11.00
$9.00
$9.66
$12.52
$12.69
$14.40
$15.81
$16.35
Jun-10
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14

BV/Share	**$9.66**	**$12.52**	**$13.02**	**$14.60**	**$15.96**	**$16.50**

Strong Growth Provides for Shareholder Value Creation
▪ Per share tangible book value up 31% since December 2010
▪ Focused on continuous growth of TBV aligns executive management compensation with shareholder value creation
▪ Any tangible book value dilution from acquisition must be recovered within 1 to 2 years
Tangible Book Value Growth

Highly Experienced Management Team
Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	35	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	44	EVP, Commercial Middle Market, Regional President (Berks County) and Managing Director of Corporate Communications at Sovereign Bank
Robert E. Wahlman, CPA	Chief Financial Officer	32	CFO of Doral Financial and Merrill Lynch Banks; various roles at Bank One, US GAO and KPMG.
Steve Issa	EVP, New England Market President, Regional Chief Lending Officer	36	EVP, Managing Director of Commercial and Specialty Lending at Flagstar and Sovereign Bank.
George Maroulis	EVP, Head of Private & Commercial Banking - NY	21	Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank
Timothy D. Romig	EVP, Regional Chief Lending Officer	30	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	35	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank
Glenn Hedde	EVP, President Banking for Mortgage Companies	24	President of Commercial Operations at Popular Warehouse Lending, LLC; various positions at GE Capital Mortgage Services and PNC Bank
Warren Taylor	EVP, President Community Banking	34	Division President at Sovereign Bank, responsible for retail banking in various markets in southeastern PA and central and southern NJ
James Collins	EVP, Chief Administrative Officer	20	Various positions at Sovereign including Director of Small Business Banking
Thomas Jastrem	EVP, Chief Credit Officer	33	Various positions at First Union Bank and First Fidelity Bank
Robert B. White	EVP, President Special Assets Group	24	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital
Glenn Yeager	EVP, General Counsel	34	Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc.
Mary Lou Scalese	SVP, Chief Risk Officer	35	Chief Auditor at Sovereign Bank

Customers Bancorp, Inc.

Return on Assets	1% or greater
Return on Equity	12% or greater
Net Interest Margin	~ 3%
EPS	15% annual compounded growth
Efficiency Ratio	~ 40% *

2014 EPS	$1.65 - $1.70
2015 EPS	$1.95 - $2.00

Key Financial Targets for the Next 3-5 Years
Focus in future years
•Single point of contact model - “High touch supported by high tech”
•Only superior credit quality niches
•Above average organic growth
•Expense management
Earnings per share growth estimated at ~ 17% year over year
•Assumes no additional common shares are issued during 2014 or 2015
Expecting banking for mortgage companies balances to remain flat and continue to shrink as a percentage of total assets
Strategically aligned technology partners
•Core Banking Platform - Fiserv
•Mobile Banking Platform - Malauzai
Unique branch model
•24 hours concierge bankers
•All-In-Cost (interest expense + operating cost)
•Alternative channels emerging in our model
•Use of technology to reduce branch traffic
•Bank Mobile & prepaid cards
Criteria 3 -5 Year Targets
Year EPS Expectations
*Efficiency ratio = non-interest expenses/(net interest income + non-interest income - securities gains)

Customers Bancorp, Inc.

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bankmobile

Always on.

Mobile Banking - Creating a Virtual Bank for the Future
▪ New banking vertical supplementing Consumer and Community Banking
▪ Marketing Strategy
 ▪ Target technology dependent <35 years old and larger depositors >50 years old segments
 ▪ Reach markets through Affinity Banking Groups
 ▪ Revenue generation from debit card interchange and margin from low cost core deposits
▪ Total investment not to exceed $5.0 million by end of 2015 but expected to be offset by revenues
▪ Expected to achieve above average ROA and ROE within 5 years

Summary
▪ Strong high performing ~$5.0 billion bank with significant growth opportunities
▪ “High touch, high tech” processes and technologies result in superior growth, returns and efficiencies
▪ Shareholder value results from the combination of increasing tangible book value with strong and consistent earnings growth
▪ Attractive risk-reward: growing several times faster than industry average but yet trading at a significant discount to peers
▪ Experienced management team delivers with strong results
 ▪ Ranked #1 overall by Bank Director Magazine in the 2012 and 2013 Growth
 Leader Rankings
▪ Introducing among the 1st mobile banking application for account opening and complete mobile platform based servicing in the USA

Customers Bancorp, Inc.

			MRQ Profitability			Capitalization				Asset Quality		Market Trading		
Name	State	Assets ($MM)	Core ROAA	Core ROAE	Effic. Ratio	TCE/TCA	Tier 1 Ratio	Leverage Ratio	Total Capital Ratio	NPA's/ Assets (1)	Reserves/ NPL's	Market Cap ($MM)	Price/TBV	Price/LTM EPS
Independent Bank Corp.	MA	$6,099	0.97%	10.18%	64.1%	6.9%	10.8%	8.6%	12.6%	1.3%	73.4%	$931.3	2.28 x	17.9 x
Berkshire Hills Bancorp, Inc.	MA	$5,673	0.78%	6.31%	62.8%	7.5%	10.0%	8.0%	11.6%	0.7%	93.1%	$682.7	1.68 x	16.5 x
Tompkins Financial Corporation	NY	$5,003	1.12%	12.41%	66.4%	7.1%	12.6%	8.5%	13.4%	0.9%	72.8%	$758.0	2.17 x	14.9 x
S&T Bancorp, Inc.	PA	$4,533	1.06%	8.64%	60.3%	9.0%	12.4%	9.8%	14.4%	1.4%	75.0%	$752.7	NA	14.9 x
Sandy Spring Bancorp, Inc.	MD	$4,106	0.97%	8.02%	63.4%	10.3%	14.4%	11.3%	15.7%	1.0%	96.8%	$704.5	1.7 x	15.9 x
Dime Community Bancshares, Inc.	NY	$4,028	1.03%	9.62%	47.4%	9.6%	12.6%	9.5%	13.4%	0.8%	64.7%	$621.2	1.64 x	13.8 x
Eagle Bancorp, Inc.	MD	$3,772	1.35%	12.34%	49.2%	8.9%	11.5%	10.9%	13.0%	1.1%	125.3%	$792.9	2.37 x	17.4 x
Washington Trust Bancorp, Inc.	RI	$3,189	1.31%	12.71%	59.6%	8.5%	12.1%	9.4%	13.3%	1.4%	63.3%	$618.4	2.32 x	17.2 x
Oritani Financial Corp.	NJ	$2,942	1.40%	7.56%	38.9%	17.7%	19.9%	14.5%	21.1%	0.9%	139.9%	$733.6	1.41 x	16.5 x
Camden National Corporation	ME	$2,604	0.74%	8.04%	64.5%	7.1%	15.2%	9.4%	16.5%	1.2%	77.3%	$317.1	1.74 x	14.1 x
First of Long Island Corporation	NY	$2,400	0.87%	10.16%	52.4%	8.6%	15.8%	8.6%	17.0%	0.2%	413.9%	$391.9	1.9 x	18.5 x
Univest Corporation of Pennsylvania	PA	$2,192	0.88%	7.03%	71.4%	10.3%	12.6%	10.9%	13.9%	1.5%	78.6%	$336.8	NA	16.3 x
Arrow Financial Corporation	NY	$2,164	1.08%	12.69%	58.2%	7.8%	14.7%	9.2%	15.8%	0.3%	202.7%	$330.6	1.98 x	15 x
Bryn Mawr Bank Corporation	PA	$2,062	1.37%	12.74%	62.8%	8.8%	11.6%	9.3%	12.6%	0.9%	87.1%	$412.0	2.32 x	16.8 x
Median		$3,480	1.05%	9.9%	61.5%	8.7%	12.6%	9.4%	13.7%	1.0%	82.8%	$652.0	1.9 x	16.3 x
Customers Bancorp, Inc.	PA	$4,153	0.86%	8.4%	63.4%	9.2%	12.4%	10.1%	13.2%	0.5%	153.0%	$495.6	1.29 x	14.3 x

Peer Group Comparison
High Performance Regional Peers
Source: SNL Financial, Company documents. Market data as of 12/31/13. Consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 75bps. Excludes merger targets and MHCs.
(1)Customers Bancorp NPAs/Assets calculated as non-covered NPAs divided by total assets. Non-covered NPAs excludes accruing TDRs and loans 90+ days past due and still accruing.

Contacts
Company
Robert Wahlman, CFO
Tel: 610-743-8074
rwahlman@customersbank.com
www.customersbank.com
Investor Relations
Ted Haberfield
President, MZ North America
Tel: 760-755-2716
thaberfield@mzgroup.us
www.mzgroup.us

Appendix

Customers Bancorp, Inc.

CONSOLIDATED BALANCE SHEET - UNAUDITED

(Dollars in thousands)

	March 31, 2014	December 31, 2013	March 31, 2013
ASSETS			
Cash and due from banks	$ 73,544	$ 59,339	$ 6,731
Interest earning deposits	216,923	173,729	174,409
Cash and cash equivalents	290,467	233,068	181,140
Investment securities available for sale, at fair value	458,302	497,573	162,030
Loans held for sale	697,532	747,593	1,359,817
Loans receivable not covered by Loss Sharing Agreements with the FDIC	3,294,908	2,398,353	1,516,844
Loans receivable covered under Loss Sharing Agreements with the FDIC	61,639	66,725	102,011
Allowance for loan losses	(26,704)	(23,998)	(26,439)
Total loans receivable, net of allowance for loan losses	3,329,843	2,441,080	1,592,416
FHLB, Federal Reserve Bank, and other stock	50,430	42,424	34,081
Accrued interest receivable	9,629	8,362	6,119
FDIC loss sharing receivable	8,272	10,046	12,043
Bank premises and equipment, net	11,234	11,625	9,546
Bank-owned life insurance	105,303	104,433	66,746
Other real estate owned	15,670	12,265	9,414
Goodwill and other intangibles	3,673	3,676	3,686
Other assets	33,876	41,028	21,586
Total assets	$ 5,014,231	$ 4,153,173	$ 3,458,624
LIABILITIES AND SHAREHOLDERS' EQUITY			
Demand, non-interest bearing	$ 634,578	$ 478,103	$ 242,509
Interest Bearing Deposits	2,971,754	2,481,819	2,293,317
Total deposits	3,606,332	2,959,922	2,535,826
Federal funds purchased	-	13,000	90,000
Other borrowings	970,250	771,750	539,000
Accrued interest payable and other liabilities	36,711	21,878	16,888
Total liabilities	4,613,293	3,766,550	3,181,714
Common stock	24,826	24,756	18,531
Additional paid in capital	308,820	307,231	213,022
Retained earnings	79,144	71,008	45,503
Accumulated other comprehensive (loss) income, net	(3,598)	(8,118)	354
Treasury stock, at cost	(8,254)	(8,254)	(500)
Total shareholders' equity	400,938	386,623	276,910
Total liabilities & shareholders' equity	$ 5,014,231	$ 4,153,173	$ 3,458,624

Balance Sheet

Customers Bancorp, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED

(Dollars in thousands, except per share data)

	Q1 2014	Q4 2013	Q1 2013
Interest income:			
Loans receivable, including fees	$ 28,355	$ 24,801	$ 16,099
Loans held for sale	5,083	6,604	10,884
Investment securities	3,040	2,980	829
Other	116	112	108
Total interest income	36,594	34,497	27,920
Interest expense:			
Deposits	5,415	5,279	5,136
Federal funds purchased	-	-	-
Borrowings	1,667	1,524	259
Total interest expense	7,082	6,803	5,395
Net interest income	29,512	27,694	22,525
Provision for loan losses	4,368	(512)	(117)
Net interest income after provision for loan losses	25,144	28,206	22,642
Non-interest income:			
Gain on sale of investment securities	2,832	1,274	-
Mortgage warehouse transactional fees	1,759	2,335	3,668
Bank-owned life insurance income	835	824	476
Mortgage banking income	409	1,142	-
Deposit fees	214	187	130
Accretion of FDIC loss sharing receivable	-	-	-
Gain/(loss) on sale of SBA loans	(1)	450	50
Other	1,541	2,153	624
Total non-interest income	7,590	7,915	4,898
Non-interest expense:			
Salaries and employee benefits	9,351	10,625	7,397
Occupancy	2,637	2,520	1,910
Professional services	2,282	2,399	706
FDIC assessments, taxes, and regulatory fees	2,131	2,058	1,347
Technology, communication and bank operations	1,560	1,307	841
Loan workout expenses	441	570	674
Advertising and promotion	414	301	115
Other real estate owned expense	351	403	36
Merger related expenses	-	132	-
Stock offering expenses	-	-	-
Other	2,002	2,118	3,454
Total non-interest expense	21,169	22,301	16,480
Income before tax expense	11,565	13,820	11,060
Income tax expense	3,429	4,810	3,871
Net income	$ 8,136	$ 9,010	$ 7,189
Basic earnings per share	$ 0.34	$ 0.37	$ 0.39
Diluted earnings per share	0.32	0.36	0.38

Income Statement

Customers Bancorp, Inc.

Average Balance Sheet / Net Interest Margin (Unaudited)

(Dollars in thousands)

	Three Months Ended March 31,			
	2014		2013	
	Average Balance	Average yield or cost (%)	Average Balance	Average yield or cost (%)
Assets				
Interest earning deposits	$ 187,085	0.25%	$ 174,637	0.25%
Investment securities	516,902	2.35%	143,028	2.32%
Loans held for sale	566,535	3.64%	1,123,420	3.93%
Loans	2,842,050	4.03%	1,390,719	4.69%
Less: Allowance for loan losses	(24,524)		(26,299)	
Total interest earning assets	4,088,048	3.62%	2,805,505	4.03%
Non-interest earning assets	282,192		156,969	
Total assets	$ 4,370,240		$ 2,962,474	
Liabilities				
Interest checking	$ 57,067	0.81%	$ 35,892	0.43%
Money market	1,397,299	0.63%	994,464	0.69%
Other savings	38,312	0.43%	26,699	0.52%
Certificates of deposit	1,252,871	1.01%	1,192,330	1.15%
Total interest bearing deposits (1)	2,745,549	0.80%	2,249,385	0.93%
Other borrowings	551,339	1.22%	171,333	0.61%
Total interest bearing liabilities	3,296,888	0.87%	2,420,718	0.90%
Non-interest bearing deposits (1)	666,775		254,859	
Total deposits & borrowings	3,963,663	0.72%	2,675,577	0.82%
Other non-interest bearing liabilities	11,619		12,550	
Total liabilities	3,975,282		2,688,127	
Shareholders' equity	394,958		274,347	
Total liabilities and shareholders' equity	$ 4,370,240		$ 2,962,474	
Net interest margin		2.92%		3.25%
Net interest margin tax equivalent		2.93%		3.26%

(1) Total costs of deposits (including interest bearing and non-interest bearing) were 0.64% and 0.83% for the three months ended March 31, 2014 and 2013, respectively.

Net Interest Margin

Customers Bancorp, Inc.

Asset Quality as of March 31, 2014 (Unaudited)

(Dollars in thousands)

Loan Type	Total Loans	Non Accrual /NPL's	Other Real Estate Owned	Non Performing Assets	Allowance for loan losses	Cash Reserve	Total Credit Reserves	NPL's/ Total Loans	Total Reserves to Total NPL's
Pre September 2009 Originated Loans									
Legacy	$ 67,244	$ 8,946	$ 5,197	$ 14,143	$ 2,095	$ -	$ 2,095	13.30%	23.42%
Troubled debt restructurings (TDR's)	1,738	658	-	658	56	-	56	37.86%	8.51%
Total Pre September 2009 Originated Loans	**68,982**	**9,604**	**5,197**	**14,801**	**2,151**	**-**	**2,151**	**13.92%**	**22.40%**
Originated Loans (Post 2009)									
Warehouse	5,386	-	-	-	40	-	40	0.00%	0.00%
Manufactured Housing	4,303	-	-	-	86	-	86	0.00%	0.00%
Commercial	958,709	493	-	493	7,111	-	7,111	0.05%	1442.39%
MultiFamily	1,553,426	-	-	-	6,219	-	6,219	0.00%	0.00%
Consumer/ Mortgage	128,559	-	-	-	518	-	518	0.00%	0.00%
TDR's	320	-	-	-	-	-	-	0.00%	0.00%
Total Originated Loans	**2,650,703**	**493**	**-**	**493**	**13,974**	**-**	**13,974**	**0.02%**	**2834.48%**
Acquired Loans									
Berkshire	11,054	1,963	813	2,776	512	-	512	17.76%	26.08%
Total FDIC (covered and non covered)	39,400	5,456	9,329	14,785	857	-	857	13.85%	15.71%
Manufactured Housing	125,612	-	331	331	-	3,177	3,177	0.00%	0.00%
Flagstar (Commercial)	128,883	-	-	-	-	-	-	0.00%	0.00%
Flagstar (Residential)	254,447	-	-	-	-	-	-	0.00%	0.00%
TDR's	3,075	553	-	553	141	-	141	17.98%	25.50%
Total Acquired Loans	**562,471**	**7,972**	**10,473**	**18,445**	**1,510**	**3,177**	**4,687**	**1.42%**	**58.79%**
Acquired Purchased Credit Impaired Loans									
Berkshire	47,797	-	-	-	4,367	-	4,367	0.00%	0.00%
Total FDIC - Covered	21,709	-	-	-	4,195	-	4,195	0.00%	0.00%
Manufactured Housing 2011	5,175	-	-	-	507	-	507	0.00%	0.00%
Total Acquired Purchased Credit Impaired Loans	***74,681***	**-**	**-**	**-**	**9,069**	**-**	**9,069**	**0.00%**	**0.00%**
Unamortized fees/discounts	(290)							0.00%	0.00%
Total Loans Held for Investment	**3,356,547**	**18,069**	**15,670**	**33,739**	**26,704**	**3,177**	**29,881**	**0.54%**	**165.37%**
Total Loans Held for Sale	697,532	-	-	-	-	-	-	0.00%	0.00%
Total Portfolio	**$ 4,054,079**	**$ 18,069**	**$ 15,670**	**$ 33,739**	**$ 26,704**	**$ 3,177**	**$ 29,881**	**0.45%**	**165.37%**

Asset Quality